Financial Risk Management	12 Months Ended
Mar. 31, 2018
Text block1 [abstract]
Financial Risk Management
45	FINANCIAL RISK MANAGEMENT

The SMBC Group classifies risks into the following categories: credit risk, market risk, liquidity risk and operational risk. This note presents information about the SMBC Group’s exposure to credit risk, market risk, and liquidity risk, and its policies and processes for measuring and managing these risks.

On April 1, 2017, the SMBC Group introduced SMBC Group-wide business units and a Group Chief Officers system (“CxO system”). In addition, the SMBC Group transitioned to a company with three statutory committees: a nominating committee, an audit committee and a compensation committee from a board of corporate auditors governance system, following approval at its ordinary general meeting of shareholders held on June 29, 2017. In connection with the foregoing, the SMBC Group changed its risk management system, including by introducing a Group Chief Risk Officer (“CRO”) who reports to the board of directors and its internal committees and conducting various meetings for business executions to centrally identify and manage risks.

Risk Management System

Top management plays an active role in the risk management process out of recognition for the importance of risk management. The SMBC Group-wide basic policies for risk management are determined by the Management Committee before being authorized by the board of directors.

In line with these basic policies for risk management, the functions for managing major risks are consolidated within the Risk Management Unit, which is independent from business units, and the SMBC Group seeks to refine its risk management system through such means as enhancing comprehensive reviews of each risk category. In addition, the Internal Audit Unit conducts internal audits on the status of risk management to verify that risk is appropriately managed.

Risk management systems are in place at individual SMBC Group companies that have been established based on the characteristics of their particular businesses and in accordance with the basic policies. Furthermore, the SMBC Group is sharing information on SMBC Group-wide risk management and strengthening related systems through the Group CRO Committee, which consists of the Group CRO and risk management representatives from strategically important SMBC Group companies.

The diagram below represents the risk management system of the SMBC Group.

Risk Capital Management

In managing credit risk, market risk, and operational risk affecting the entire SMBC Group, the SMBC Group applies a uniform standard, risk capital based on value at risk (“VaR”), for use in monitoring and managing risks. This standard is applied while taking into account the characteristics of each risk and of the businesses of SMBC Group companies. Specific risk capital measures include setting upper limits for risk exposure based on SMBC Group-wide and business unit risk appetite and SMBC Group-wide management constitution. Each business unit operates business operation within that limit. Through these precautions, the SMBC Group practices management that maintains an appropriate balance between risks and returns based on a comprehensive perspective and secures sufficient financial soundness.

Credit Risk

Credit risk is the risk of incurring losses from decline or loss of the value of an asset (including off-balance sheet items) that is caused by a credit event including but not limited to the deterioration of financial condition of a borrower. Overseas credits transactions also entail country risk, which is closely related to credit risk. Country risk is the risk of incurring losses caused by changes in political or economic conditions. Credit exposures arise primarily from lending activities such as loans and advances, acquiring investment securities, derivative transactions, and off-balance sheet transactions such as unused portion of loan commitments.

Credit risk management system

Credit risk is the most significant risk to which the SMBC Group is exposed. The purpose of credit risk management is to keep the credit risk exposure to a permissible level relative to capital, to maintain the quality of assets and to ensure returns commensurate with risk.

At the SMBC Group, the Group CRO formulates credit risk management policies each year on the basis of Group-wide basic policies for risk management. The Credit & Investment Planning Department, responsible for the comprehensive management of credit risk, drafts and administers credit risk regulations including the Group credit policies, manages non-performing loans (“NPLs”), and performs other aspects of credit portfolio management. Also, the Credit Risk Committee deliberates on matters related to Group-wide credit portfolios. The SMBC Group companies follow the fundamental principles established by the SMBC Group to assess and manage credit risk. Each of SMBC Group companies manages credit risk according to the nature of its business, and assesses and manages the credit risks of individual loans and credit portfolios quantitatively, using consistent standards.

The following chart shows the credit risk management system of SMBC, the SMBC Group’s significant banking subsidiary.

At SMBC, the Credit & Investment Planning Department within the Risk Management Unit is responsible for the comprehensive management of credit risk. This department drafts and administers credit policies, the internal rating system, credit authority guidelines, and credit application guidelines, and manages NPLs, including impaired loans, and other aspects of credit portfolio management. The department also cooperates with the Corporate Risk Management Department in quantifying credit risk (risk capital and risk-weighted assets) and controls SMBC’s entire credit risk. Further, the Credit Portfolio Management Department within the Credit & Investment Planning Department strives to stabilize the credit portfolio and manage the risk through credit derivatives, loan asset sales and other instruments.

The credit departments of SMBC within each business unit conduct credit risk management for loans handled by its unit and manage portfolios of its unit. The credit limits they use are based on the baseline amounts that the Credit & Investment Planning Department establishes for each grading category, with particular attention paid to evaluating and managing customers or loans perceived to have particularly high credit risk. The Corporate Research Department engages in research on industries and analyzes the business and financial conditions of borrower enterprises to detect early signs of problems or growth potential. The Credit Administration Department is responsible for handling NPLs of borrowers classified as potentially bankrupt or lower, and formulates plans for workouts, including write-offs, and corporate rehabilitation. The department closely liaises with SMBC Servicer Co., Ltd., an SMBC Group company, which engages in related services to efficiently reduce the amount of NPLs, including through the sale of loans.

The Internal Audit Unit of SMBC, operating independently of the business units, audits asset quality, accuracy of grading and state of credit risk management, and reports the results directly to the board of directors and the Management Committee.

SMBC has established the Credit Risk Committee to undertake control of credit risk and to ensure the overall soundness of the loan operations.

Credit risk management methods

To effectively manage the risk involved in individual loans as well as the credit portfolio as a whole, the SMBC Group first acknowledges that every loan entails credit risk, assesses the credit risk posed by each borrower and loan using an internal rating system, and quantifies that risk for control purposes.

Credit risk evaluation

At SMBC, the Credit & Investment Planning Department manages an internal rating system for each asset control category set according to portfolio characteristics. For example, credits to commercial and industrial (“C&I”) companies, individuals for business purposes (domestic only), sovereigns, public sector entities, and financial institutions are assigned an “obligor grade,” which indicates the borrower’s creditworthiness, and/or “facility grade,” which indicates the collectability of assets taking into account the transaction conditions such as guarantee/collateral, and tenor. The business units determine an obligor grade by first assigning a financial grade using a financial strength grading model and data obtained from the obligor’s financial statements, including net worth and cash flows. The financial grade is then adjusted taking into account the actual state of the obligor’s financial position and qualitative factors to derive the obligor grade. The qualitative factors mainly include the expected future cash flows taking into account factors such as historical loss information, the appropriateness of the borrower’s business plan or operational improvement plan, the status of progress of its plan, and the overall support from financial institutions. In the event that the borrower is domiciled overseas, internal ratings for credit are made after taking into consideration the country rank, which represents an assessment of the credit quality of each country based on its political and economic situation, as well as its current account balance and external debt. Obligor grades and facility grades are reviewed once a year and as otherwise necessary, such as when there are changes in the credit situation. The SMBC Group’s subsidiaries carry out credit risk evaluations in line with SMBC.

The table below shows the corporate obligor grading system of SMBC.

Obligor Grade		Definition	Borrower Category
Domestic (C&I), etc.	Overseas (C&I), etc.
J1	G1	Very high certainty of debt repayment	Normal Borrowers
J2	G2	High certainty of debt repayment
J3	G3	Satisfactory certainty of debt repayment
J4	G4	Debt repayment is likely, but this could change in cases of significant changes in economic trends or business environment
J5	G5	No problem with debt repayment over the short term, but not satisfactory over the mid to long term, and the situation could change in cases of significant changes in economic trends or business environment
J6	G6	Currently no problem with debt repayment, but there are unstable business and financial factors that could lead to debt repayment problems
J7	G7	Close monitoring is required due to problems in meeting loan terms and conditions, sluggish/unstable business, or financial problems	Borrowers Requiring Caution
J7R	G7R	Obligors with loans that are more than three months past due or with restructured loans within the “Borrowers Requiring Caution” category	Substandard Borrowers
J8	G8	Currently not bankrupt, but experiencing business difficulties, making insufficient progress in restructuring and highly likely to go bankrupt	Potentially Bankrupt Borrowers
J9	G9	Though not yet legally or formally bankrupt, has serious business difficulties and rehabilitation is unlikely; thus, effectively bankrupt	Effectively Bankrupt Borrowers
J10	G10	Legally or formally bankrupt	Bankrupt Borrowers

There are also grading systems for loans to individuals such as housing loans and structured finance including project finance, where the repayment source is limited to the cash flows generated by a particular business or asset. For example, the obligor grade of housing loans is determined taking into account various relevant factors such as proportion of the repayment to revenue, proportion of down payment to the value and past due information.

The Credit & Investment Planning Department of SMBC centrally manages the internal rating systems, and designs, operates, supervises and validates the grading models. It validates the grading models (including statistical validation) of main assets following the procedure manual once a year to ensure their effectiveness and suitability.

Quantification of credit risk

At SMBC, credit risk quantification refers to the process of estimating the degree of credit risk of a portfolio or individual loan taking into account not just the obligor’s probability of default (“PD”), but also the concentration of risk in a specific customer or industry and the loss impact of fluctuations in the value of collateral, such as real estate and securities.

Specifically, the PD by grade, loss given default (“LGD”), credit quality correlation among obligors, and other parameter values are estimated using the historical data of obligors and facilities stored in a database to calculate the credit risk. Then, based on these parameters, SMBC runs a simulation of simultaneous default using the Monte Carlo Simulation to calculate SMBC’s maximum loss exposure to the estimated amount of the maximum losses that may be incurred. Based on these quantitative results, SMBC allocates risk capital.

Risk quantification is also executed for purposes such as to determine the portfolio’s risk concentration or to simulate economic movements (stress tests), and the results are used for making optimal decisions across the whole range of business operations, including formulating business plans and providing a standard against which individual credit applications are assessed.

Credit assessment

At SMBC, the credit assessment of corporate loans involves a variety of financial analyses, including cash flows, to predict an enterprise’s capability of loan repayment and its growth prospects. These quantitative measures, when combined with qualitative analyses of industrial trends, the enterprise’s research and development capabilities, the competitiveness of its products or services, and its management caliber, result in a comprehensive credit assessment. The loan application is analyzed in terms of the intended utilization of the funds and the repayment schedule. In the assessment of housing loans for individuals, SMBC employs a credit assessment model based on credit data amassed and analyzed by SMBC over many years, taking into account various relevant factors including proportion of the repayment to revenue, proportion of down payment to the value and past due information.

Credit monitoring

At SMBC, in addition to analyzing loans at the application stage, the Credit Monitoring System is utilized to reassess obligor grades, and review credit policies for each obligor so that problems can be detected at an early stage, and quick and effective action can be taken. The system includes annual monitoring that is carried out each time the financial results of the obligor enterprise are obtained, as well as ad-hoc monitoring that is performed each time credit conditions change.

Credit portfolio management

Risk-taking within the scope of capital

To keep the credit risk exposure to a permissible level relative to capital, the Corporate Risk Management Department of the Company sets a credit risk capital limit for internal control purposes. Under this limit, sub-limits are set for each business unit. The Corporate Risk Management Department conducts monthly monitoring to make sure that these limits are being followed.

Controlling concentration risk

As the SMBC Group’s equity capital may be materially impaired in the event that the credit concentration risk becomes apparent, the Credit & Investment Planning Department of the Company therefore takes measures to manage concentration risks, such as introducing large exposure limits and conducting intensive loan reviews for obligors with large exposures, with an increased focus on industrial sectors with an excessive concentration of credit risk. Further, to manage country risk, SMBC’s Credit Department of the International Banking Unit has credit limit guidelines based on each country’s creditworthiness.

Toward active portfolio management

SMBC’s Credit Portfolio Management Department makes use of credit derivatives, loan asset sales, and other instruments to proactively and flexibly manage its portfolio to stabilize credit risk.

Maximum exposure to credit risk before collateral held or other credit enhancements

The following table shows the maximum exposure to credit risk before taking into account any collateral held or other credit enhancements at March 31, 2018 and 2017.

	At March 31,
	2018	2017
	(In millions)
Credit risk exposures relating to assets on the consolidated statement of financial position:
Deposits with banks	¥53,992,931	¥46,207,027
Call loans and bills bought	1,881,880	1,872,209
Reverse repurchase agreements and cash collateral on securities borrowed	8,491,703	8,924,385
Trading assets	2,841,148	3,339,928
Derivative financial instruments	3,885,271	4,063,982
Financial assets at fair value through profit or loss	1,528,921	1,582,957
Investment securities:
Held-to-maturity investments	372,459	1,173,419
Available-for-sale financial assets	14,282,706	12,123,770
Loans and advances	85,129,070	95,273,845
Other financial assets	3,598,642	3,424,591
Financial assets included in assets held for sale	3,099,888	—
Credit risk exposures relating to off-balance sheet items(1):
Loan commitments	60,107,128	62,357,210
Financial guarantees and other credit-related contingent liabilities	8,426,245	7,924,711

Total	¥247,637,992	¥248,268,034

(1)	The off-balance sheet items represent the nominal amounts of undrawn loan commitments, financial guarantees and other credit-related contingent liabilities.

Based on the table above, excluding loan commitments (refer to Note 41 “Contingency and Capital Commitments”), the majority of the total exposure to credit risk is derived from “Loans and advances” and “Available-for-sale financial assets.”

Collateral and other credit enhancements

The SMBC Group considers the acquisition of collateral and guarantees as a secondary repayment source to further enhance loan recovery and minimize credit risk. Based on the assessment of a borrower’s real financial condition and potential future cash flows, the SMBC Group shall analyze the borrower’s repayment ability and require sufficient collateral in the form of an asset or third-party obligation. This serves to mitigate the inherent credit risk in the exposure, by either improving recoveries in the event of a default or transferring the borrower’s obligation to guarantors. Collateral received is mainly segregated into (1) financial collateral such as cash, deposits and securities, (2) real estate collateral such as land and buildings, and (3) guarantees received from sovereigns, municipal corporations, credit guarantee corporations and other public entities, financial institutions, and other companies.

The SMBC Group’s credit risk management is mainly based on an analysis of the repayment ability from the cash flows of the borrower’s business performance, and the collateral and other credit enhancements are considered as secondary repayment sources in the SMBC Group’s business practice. At the time of the primary lending decision, the SMBC Group evaluates the collateral on an individual borrower basis to consider its financial effect for mitigating credit risk. The re-evaluation of the collateral and other credit enhancements will be performed regularly, depending on the borrower’s creditworthiness. In case there is a significant change in the borrower’s repayment ability due to a deterioration in its creditworthiness and/or its cash flows, the SMBC Group may utilize the collateral and other credit enhancements as a source of repayment.

The following table shows the financial effect of collateral and other credit enhancements on loans and advances for borrowers requiring caution and impaired loans and advances at March 31, 2018 and 2017. The maximum collateral amounts included in the disclosure are limited to the carrying value of loans and advances where the credit exposure is over-collateralized.

	At March 31,
	2018	2017
	(In millions)
Loans and advances for borrowers requiring caution and impaired loans and advances	¥1,965,681	¥3,212,447
Financial effect of collateral and other credit enhancements	959,015	1,422,996

Concentration of risks of loans and advances with credit risk exposure

An analysis of concentrations of credit risk from loans and advances by geographical sector and industry sector at March 31, 2018 and 2017 is shown below. The concentration by geographical sector is measured based on the domicile of the borrower.

Geographical sector

	At March 31,
	2018	2017
	(In millions)
Domestic	¥57,830,627	¥68,020,094
Foreign:
Americas	11,221,244	11,417,162
Europe	4,949,471	5,031,197
Asia	8,423,747	8,412,109
Others	3,434,838	3,310,164

Total foreign	28,029,300	28,170,632

Gross loans and advances	85,859,927	96,190,726
Adjust: Unearned income, unamortized premiums—net and deferred loan fees—net	(239,181)	(236,425)
Less: Allowance for loan losses	(491,676)	(680,456)

Net loans and advances	¥85,129,070	¥95,273,845

Industry sector

	At March 31,
	2018	2017
	(In millions)
Domestic:
Manufacturing	¥7,961,620	¥9,578,147
Agriculture, forestry, fisheries and mining	145,957	174,021
Construction	947,765	1,151,989
Transportation, communications and public enterprises	5,424,054	5,365,225
Wholesale and retail	5,288,767	5,721,005
Finance and insurance	2,777,862	2,844,546
Real estate and goods rental and leasing	9,017,664	10,101,846
Services	4,255,228	4,885,247
Municipalities	1,000,286	1,216,211
Lease financing	14,629	2,706,641
Consumer(1)	16,363,489	19,096,755
Others	4,633,306	5,178,461

Total domestic	57,830,627	68,020,094

Foreign:
Public sector	372,008	299,746
Financial institutions	4,496,646	4,588,001
Commerce and industry	21,023,885	21,041,905
Lease financing	357,660	404,658
Others	1,779,101	1,836,322

Total foreign	28,029,300	28,170,632

Gross loans and advances	85,859,927	96,190,726
Adjust: Unearned income, unamortized premiums—net and deferred loan fees—net	(239,181)	(236,425)
Less: Allowance for loan losses	(491,676)	(680,456)

Net loans and advances	¥85,129,070	¥95,273,845

(1)	The balance in Consumer mainly consists of housing loans. The housing loan balances amounted to ¥11,482,678 million and ¥13,766,771 million at March 31, 2018 and 2017, respectively.

The following tables show a disaggregation of the structured finance loans and advances balances, where the repayment source is limited to the cash flows generated by a particular business or asset, and the balances of secured or unsecured consumer loans at March 31, 2018 and 2017. These loans and advances are included in the preceding tables.

Structured finance:

	At March 31,
	2018	2017
	(In millions)
Real estate finance	¥2,421,408	¥2,222,530
Project finance	3,976,222	3,859,424
Other structured finance	374,430	370,160

Total structured finance	¥6,772,060	¥6,452,114

Consumer:

	At March 31,
	2018	2017
	(In millions)
Secured loans(1)	¥12,255,845	¥14,994,042
Unsecured loans	4,107,644	4,102,713

Total consumer	¥16,363,489	¥19,096,755

(1)	The secured loans and advances mainly represent housing loans. The housing loan balances amounted to ¥11,482,678 million and ¥13,766,771 million at March 31, 2018 and 2017, respectively.

Loans and advances by credit quality category

Loans and advances are summarized as follows:

	At March 31,
	2018	2017
	(In millions)
Neither past due nor impaired	¥84,856,335	¥94,825,134
Past due but not impaired	124,724	136,904
Impaired(1)	878,868	1,228,688

Gross loans and advances	85,859,927	96,190,726
Adjust: Unearned income, unamortized premiums—net and deferred loan fees—net	(239,181)	(236,425)
Less: Allowance for loan losses	(491,676)	(680,456)

Net loans and advances	¥85,129,070	¥95,273,845

(1)	Loans and advances to borrowers who are classified in the borrower categories of substandard borrowers, potentially bankrupt borrowers, effectively bankrupt borrowers, and bankrupt borrowers described in the obligor grading system represent impaired loans and advances.

Loans and advances neither past due nor impaired

The following tables show the credit quality of the portfolio of loans and advances that were neither past due nor impaired, by geography and by industry based on the corporate obligor grading system of SMBC at March 31, 2018 and 2017. Since the internal rating system of SMBC’s consumer portfolio differs from the corporate obligor grading system, the balances of loans and advances to consumers are included in the grade category of “Other.” Additionally, as the SMBC Group’s subsidiaries are adopting various internal rating systems which differ from SMBC, the grade category of “Other” also includes some balances of loans and advances held by those subsidiaries.

	At March 31, 2018
	Normal				Requiring Caution
	J 1-3	J 4-6	Japanese government and local municipal corporations	Other	J 7	Other	Total
	(In millions)
Domestic:
Manufacturing	¥4,275,861	¥2,190,117	¥—	¥1,196,566	¥199,616	¥22,681	¥7,884,841
Agriculture, forestry, fisheries and mining	81,900	42,892	13,973	207	599	—	139,571
Construction	319,394	468,222	—	119,439	26,779	459	934,293
Transportation, communications and public enterprises	4,069,995	1,066,246	86,932	133,132	46,657	148	5,403,110
Wholesale and retail	2,333,434	2,399,747	—	297,583	155,584	1,421	5,187,769
Finance and insurance	1,801,410	349,934	2,785	618,935	1,630	5	2,774,699
Real estate and goods rental and leasing	5,696,289	3,082,764	13,696	95,634	87,218	7	8,975,608
Services	1,599,011	2,355,545	37,693	94,218	96,498	115	4,183,080
Municipalities	—	—	1,000,286	—	—	—	1,000,286
Lease financing	—	—	—	14,629	—	—	14,629
Consumer(1)	—	234	—	15,900,425	1,669	73,180	15,975,508
Others	53,633	2,057,571	1,685,694	728,206	69,005	680	4,594,789

Total domestic	20,230,927	14,013,272	2,841,059	19,198,974	685,255	98,696	57,068,183

	G 1-3	G 4-6	—	Other	G 7	Other	Total
Foreign:
Public sector	191,678	81,448	—	97,890	30	941	371,987
Financial institutions	2,381,927	338,659	—	1,752,693	—	7,891	4,481,170
Commerce and industry	14,009,273	2,425,819	—	4,114,066	222,395	53,793	20,825,346
Lease financing	23,290	—	—	330,406	—	3,964	357,660
Others	1,194,334	161,795	—	383,463	9,964	2,433	1,751,989

Total foreign	17,800,502	3,007,721	—	6,678,518	232,389	69,022	27,788,152

Total	¥38,031,429	¥17,020,993	¥2,841,059	¥25,877,492	¥917,644	¥167,718	¥84,856,335

(1)	The balance in the grade category of “Other” in Consumer includes housing loans, which amounted to ¥11,302,350 million and ¥51,189 million for the borrower category of Normal and Requiring Caution, respectively.

	At March 31, 2017
	Normal				Requiring Caution
	J 1-3	J 4-6	Japanese government and local municipal corporations	Other	J 7	Other	Total
	(In millions)
Domestic:
Manufacturing	¥5,220,451	¥2,294,471	¥—	¥1,528,465	¥371,365	¥34,956	¥9,449,708
Agriculture, forestry, fisheries and mining	111,241	45,573	500	5,955	7,905	588	171,762
Construction	271,321	479,408	—	323,281	33,050	16,279	1,123,339
Transportation, communications and public enterprises	3,000,896	1,805,631	129,708	317,943	58,684	18,869	5,331,731
Wholesale and retail	2,182,359	2,483,635	—	733,264	155,778	36,234	5,591,270
Finance and insurance	1,897,381	346,939	3,243	575,688	1,344	15,702	2,840,297
Real estate and goods rental and leasing	5,188,687	3,028,913	35,078	1,496,839	99,237	104,524	9,953,278
Services	1,552,427	2,350,110	34,826	690,201	97,651	45,520	4,770,735
Municipalities	—	—	1,042,346	157,144	—	16,721	1,216,211
Lease financing	—	—	—	2,610,519	—	87,533	2,698,052
Consumer(1)	—	146	—	18,470,768	3,012	183,247	18,657,173
Others	53,091	2,090,278	2,298,829	590,353	94,415	6,101	5,133,067

Total domestic	19,477,854	14,925,104	3,544,530	27,500,420	922,441	566,274	66,936,623

	G 1-3	G 4-6	—	Other	G 7	Other	Total
Foreign:
Public sector	220,796	72,198	—	6,516	—	211	299,721
Financial institutions	2,586,295	431,372	—	1,538,913	—	24,481	4,581,061
Commerce and industry	14,068,055	2,546,812	—	3,778,524	306,315	106,831	20,806,537
Lease financing	24,592	—	—	355,141	—	12,763	392,496
Others	1,219,303	181,808	—	386,418	10,914	10,253	1,808,696

Total foreign	18,119,041	3,232,190	—	6,065,512	317,229	154,539	27,888,511

Total	¥37,596,895	¥18,157,294	¥3,544,530	¥33,565,932	¥1,239,670	¥720,813	¥94,825,134

(1)	The balance in the grade category of “Other” in Consumer includes housing loans, which amounted to ¥13,519,680 million and ¥70,963 million for the borrower category of Normal and Requiring Caution, respectively.

Loans and advances past due but not impaired

The SMBC Group assesses the credit quality of loans and advances taking into account past due information on a borrower basis, and does not comprehensively collate the data related to the age analysis of loans and advances that were past due but not impaired on an individual basis. The aggregate balances of loans and advances of borrowers with one or more facilities, where any of the facilities are past due for less than three months but not impaired as at March 31, 2018 and 2017 were ¥163,902 million and ¥167,159 million, respectively. Those aggregate balances therefore include individual loans and advances which are not past due. Thus, in the tables below, the SMBC Group provides the amount of loans and advances where the final payment at contractual maturity is past due, by geography and by industry, at March 31, 2018 and 2017. For reference, since all the loans and advances that are past due over three months are treated as impaired, those loans and advances are not included in the tables below.

	At March 31, 2018
	Past due up to 1 month	Past due 1-2 months	Past due 2-3 months	Total
	(In millions)
Domestic:
Manufacturing	¥476	¥50	¥—	¥526
Agriculture, forestry, fisheries and mining	—	—	—	—
Construction	1	10	51	62
Transportation, communications and public enterprises	45	—	—	45
Wholesale and retail	2,240	318	21	2,579
Finance and insurance	65	76	—	141
Real estate and goods rental and leasing	73	44	—	117
Services	245	—	—	245
Lease financing	—	—	—	—
Consumer	55,020	10,298	3,378	68,696
Others	2,791	44	21	2,856

Total domestic	60,956	10,840	3,471	75,267

Foreign:
Financial institutions	11,934	165	1,548	13,647
Commerce and industry	14,822	2,705	13,554	31,081
Others	2,402	1,676	651	4,729

Total foreign	29,158	4,546	15,753	49,457

Total	¥90,114	¥15,386	¥19,224	¥124,724

	At March 31, 2017
	Past due up to 1 month	Past due 1-2 months	Past due 2-3 months	Total
	(In millions)
Domestic:
Manufacturing	¥701	¥153	¥4	¥858
Agriculture, forestry, fisheries and mining	8	—	—	8
Construction	423	118	27	568
Transportation, communications and public enterprises	612	2	—	614
Wholesale and retail	5,436	1,345	235	7,016
Finance and insurance	59	55	—	114
Real estate and goods rental and leasing	832	164	56	1,052
Services	1,421	306	212	1,939
Lease financing	523	51	46	620
Consumer	41,103	12,508	22,666	76,277
Others	3,617	—	531	4,148

Total domestic	54,735	14,702	23,777	93,214

Foreign:
Financial institutions	2,313	234	2,022	4,569
Commerce and industry	17,326	8,418	9,641	35,385
Others	1,822	1,293	621	3,736

Total foreign	21,461	9,945	12,284	43,690

Total	¥76,196	¥24,647	¥36,061	¥136,904

Impaired loans and advances

The following table shows the impaired loans and advances, by geography and by industry, at March 31, 2018 and 2017.

	At March 31,
	2018	2017
	(In millions)
Domestic:
Manufacturing	¥76,253	¥127,581
Agriculture, forestry, fisheries and mining	6,386	2,251
Construction	13,410	28,082
Transportation, communications and public enterprises	20,899	32,880
Wholesale and retail	98,419	122,719
Finance and insurance	3,022	4,135
Real estate and goods rental and leasing	41,939	147,516
Services	71,903	112,573
Lease financing	—	7,969
Consumer	319,285	363,305
Others	35,661	41,246

Total domestic	687,177	990,257

Foreign:
Public sector	21	25
Financial institutions	1,829	2,371
Commerce and industry	167,458	199,983
Lease financing	—	12,162
Others	22,383	23,890

Total foreign	191,691	238,431

Total impaired loans and advances before allowance for loan losses	878,868	1,228,688

Less: Allowance for loan losses for impaired loans and advances	(369,386)	(532,451)

Net impaired loans and advances	¥509,482	¥696,237

Renegotiated loans and advances

The following table shows loans and advances at March 31, 2018 and 2017 that would otherwise be past due or impaired, but whose terms have been renegotiated without providing any financial concessions. These loans and advances are mainly classified as requiring caution in the table of “Loans and advances neither past due nor impaired” in the section “Loans and advances by credit quality category.”

The SMBC Group continually assesses the creditworthiness of a borrower for whom terms of the loans and advances have been renegotiated, taking into account the actual state of the borrower’s financial position and qualitative factors. Further details are described in “Credit risk evaluation” in the section “Credit risk management methods.” Loans and advances whose terms have been renegotiated and financial concessions have been provided are reported as impaired and included in the table of “Impaired loans and advances” in the section “Loans and advances by credit quality category.”

	At March 31,
	2018	2017
	(In millions)
Renegotiated loans and advances	¥292,466	¥463,092

Trading assets and investment securities

The following table shows an analysis of trading assets, financial assets at fair value through profit or loss, held-to-maturity investments and available-for-sale financial assets based on the external rating system at March 31, 2018 and 2017, excluding equity instruments. Collateral is generally not obtained directly from the issuers.

	At March 31, 2018
	Trading assets	Financial assets at fair value through profit or loss	Held-to-maturity investments	Available-for-sale financial assets	Total
	(In millions)
AAA	¥190,650	¥—	¥—	¥4,865,723	¥5,056,373
AA- to AA+	2,399,644	1,518,748	372,459	8,538,879	12,829,730
A- to A+	192,943	—	—	276,042	468,985
Lower than A-	56,458	—	—	532,626	589,084
Unrated	1,453	10,173	—	69,436	81,062

Total	¥2,841,148	¥1,528,921	¥372,459	¥14,282,706	¥19,025,234

Impaired available-for-sale financial assets with a carrying amount of ¥154 million at March 31, 2018 are included in the table above.

	At March 31, 2017
	Trading assets	Financial assets at fair value through profit or loss	Held-to-maturity investments	Available-for-sale financial assets	Total
	(In millions)
AAA	¥242,240	¥—	¥—	¥4,666,664	¥4,908,904
AA- to AA+	2,803,467	1,570,904	1,173,419	6,822,953	12,370,743
A- to A+	236,348	—	—	132,943	369,291
Lower than A-	39,380	—	—	482,097	521,477
Unrated	18,493	12,053	—	19,113	49,659

Total	¥3,339,928	¥1,582,957	¥1,173,419	¥12,123,770	¥18,220,074

Impaired available-for-sale financial assets with a carrying amount of ¥526 million at March 31, 2017 are included in the table above.

Credit risk from derivative financial instruments

The SMBC Group maintains control limits on derivative positions, by both amount and term. At any one time, the amount subject to credit risk is limited to the fair value of derivative financial instruments that are favorable to the SMBC Group (i.e., assets where their fair value is positive).

The SMBC Group’s credit risk from derivatives is mitigated where possible through netting agreements whereby derivative assets and liabilities with the same counterparty can be offset. Netting agreements, such as the ISDA master agreement, allow the netting of obligations arising under all of the derivative transactions that the agreement covers upon the counterparty’s default, regardless of maturity and currency, resulting in a single net claim against the counterparty. The SMBC Group’s credit risk is also mitigated by collateral arrangements through the credit support annex, resulting in collateral delivered or received regularly based on the replacement costs of derivatives.

Market Risk and Liquidity Risk

Market risk is the possibility that fluctuations in interest rates, foreign exchange rates, stock prices or other market prices will change the market value of financial products, leading to a loss. The purpose of market risk management is to keep the market risk exposure to a permissible level relative to capital.

Liquidity risk is defined as the uncertainty around the ability to meet debt obligations without incurring unacceptably large losses. An example of such risk is the possible inability to meet current and future cash flow/ collateral needs, both expected and unexpected. In such cases, the SMBC Group may be required to raise funds at less than favorable rates or be unable to raise sufficient funds for settlement. The purpose of liquidity risk management is to ensure that the SMBC Group is in a position to address its liquidity obligations through monitoring the liquidity gap between assets and liabilities, and by maintaining highly liquid supplementary funding resources.

On the basis of the SMBC Group-wide basic policies for risk management, the SMBC Group has a quantitative management process to control market and liquidity risks on an SMBC Group-wide basis by setting allowable risk limits by company. The SMBC Group at least annually reviews and identifies which companies primarily carry the market and liquidity risks within the SMBC Group. The SMBC Group sets permissible levels and upper limits of risk for each identified company in consideration of those companies’ business plans. The SMBC Group ensures that each identified company establishes a risk management system that is appropriate to the risks it faces, and has built-in transparent risk management processes which clearly separating front, middle and back office operations, and establishes a control system of mutual checks and balances.

Framework for market and liquidity risk management

The board of directors authorizes important matters relating to the management of market and liquidity risks, such as the basic policies and risk limits, which are decided by the Management Committee. The Corporate Risk Management Department, which is independent of the business units that directly handle market transactions, manages market and liquidity risks in an integrated manner. The Corporate Risk Management Department not only monitors the current risk situations but also reports regularly to the Management Committee and the board of directors.

Additionally, the Asset Liability Management (“ALM”) Committee meets on a quarterly basis to examine reports on the state of market risk management and to discuss the Group’s ALM operation policies. Furthermore, SMBC’s ALM Committee meets on a monthly basis to examine reports on the state of observance of SMBC’s limits on market and liquidity risks, and to discuss SMBC’s ALM operations.

The Internal Audit Unit of SMBC also periodically performs internal audits to verify that the risk management framework is functioning properly.

The following chart shows the market and liquidity risk management system of SMBC.

Market risk management methods

The SMBC Group manages market risk derived from trading activities and non-trading activities, including strategic equity investment and other transactions within the risk capital limit which is determined by taking into account SMFG’s shareholders’ equity and other principal indicators of the financial position. The SMBC Group also establishes an upper limit on VaR and losses within the risk capital limits.

The SMBC Group’s market risk can be divided into various factors: interest rates, foreign exchange rates, equity prices and option risks. The SMBC Group manages each of these risks by employing the VaR method as well as supplemental indicators suitable for managing each risk, such as the basis point value (“BPV”).

VaR is the largest predicted loss that is possible given a fixed confidence interval. For example, the SMBC Group’s VaR indicates the largest loss that is possible for a holding period of one day and a confidence interval of 99.0%. BPV is the amount of change in assessed value as a result of aone-basis-point (0.01%) movement in interest rates.

Value at risk

The principal SMBC Group companies’ internal VaR model makes use of historical data to prepare scenarios for market fluctuations and, by conducting simulations of gains and losses on a net position basis, the model estimates the maximum losses that may occur. The VaR calculation method the SMBC Group employs for both trading and non-trading activities is based mainly on the following:

•	the historical simulation method;

•	a one-sided confidence interval of 99.0%;

•	a one-day holding period (a one-year holding period for the strategic equity investment portfolio); and

•	an observation period of four years (ten years for the strategic equity investment portfolio).

This method is reviewed periodically and refined, if necessary.

The relationship between the VaR calculated by the model and the actual profit and loss data is back-tested periodically. There were no significant excess losses in the back-testing results including the trading accounts. The back-testing results are reviewed by management, which also monitors the ongoing suitability of the VaR model.

The following tables show the SMBC Group’s VaR by risk category and these figures are prepared based on the internal reporting provided to management. The SMBC Group’s material market risk exposure categories consist of interest rate risk, foreign exchange risk, equities and commodities risk and others. The section headed “VaR for Trading Activity” shows VaR for instruments entered into for trading purposes and the VaR model for the trading book includes principal consolidated subsidiaries. The section headed “VaR for Non-Trading Activity” shows VaR for instruments entered into for purposes other than trading purposes. “Strategic Equity Investment” in the “VaR for Non-Trading Activity” section is a portfolio that consists principally of publicly traded Japanese equities. This portfolio, like that of other financial institutions in Japan, has historically included shares of the SMBC Group’s customers.

(a)	VaR for Trading Activity

	Interest rate risk	Foreign exchange risk	Equities and commodities risk	Others	Total(1)
	(In billions)
For the fiscal year ended March 31, 2018:
SMBC Consolidated
Maximum	¥3.2	¥4.3	¥3.9	¥3.6	¥11.2
Minimum	1.3	1.2	0.0	1.4	3.5
Daily average	2.1	2.4	1.5	2.3	7.2
At March 31, 2018	2.6	3.6	0.0	3.2	8.1
SMFG Consolidated
Maximum	¥30.9	¥5.0	¥11.4	¥3.6	¥39.5
Minimum	6.7	1.5	4.3	1.4	14.5
Daily average	12.3	3.0	6.3	2.3	22.1
At March 31, 2018	11.3	4.3	4.3	3.2	21.5

	Interest rate risk	Foreign exchange risk	Equities and commodities risk	Others	Total(1)
	(In billions)
For the fiscal year ended March 31, 2017:
SMBC Consolidated
Maximum	¥19.2	¥3.1	¥5.3	¥2.5	¥22.6
Minimum	1.5	1.0	0.3	1.2	3.9
Daily average	8.1	1.7	1.8	1.7	11.8
At March 31, 2017	1.9	1.2	0.4	1.7	3.9
SMFG Consolidated
Maximum	¥27.9	¥3.9	¥5.8	¥2.5	¥34.0
Minimum	10.3	1.2	1.1	1.2	13.1
Daily average	16.1	1.9	3.1	1.7	21.4
At March 31, 2017	16.7	1.6	4.2	1.7	23.6

(1)	Total for “Maximum,” “Minimum,” and “Daily average” represent the maximum, minimum and daily average of the total of the trading book. For certain subsidiaries, the SMBC Group employs the standardized method and/or the historical simulation method for the VaR calculation method.

(b)	VaR for Non-Trading Activity

(i)	Banking

	Interest rate risk	Foreign exchange risk	Equities and commodities risk	Others	Total(1)
	(In billions)
For the fiscal year ended March 31, 2018:
SMBC Consolidated
Maximum	¥31.5	¥0.0	¥39.9	¥0.0	¥54.5
Minimum	25.2	0.0	21.5	0.0	38.0
Daily average	27.4	0.0	30.4	0.0	44.4
At March 31, 2018	31.3	0.0	28.1	0.0	45.7
SMFG Consolidated
Maximum	¥34.0	¥0.0	¥39.9	¥0.0	¥57.0
Minimum	27.8	0.0	21.6	0.0	40.8
Daily average	30.2	0.0	30.5	0.0	47.2
At March 31, 2018	33.7	0.0	28.1	0.0	48.2

	Interest rate risk	Foreign exchange risk	Equities and commodities risk	Others	Total(1)
	(In billions)
For the fiscal year ended March 31, 2017:
SMBC Consolidated
Maximum	¥34.2	¥0.0	¥38.9	¥0.0	¥49.9
Minimum	23.2	0.0	24.7	0.0	37.8
Daily average	27.0	0.0	32.1	0.0	43.0
At March 31, 2017	27.4	0.0	34.2	0.0	44.1
SMFG Consolidated
Maximum	¥37.3	¥0.0	¥38.9	¥0.0	¥53.2
Minimum	26.4	0.0	24.8	0.0	40.2
Daily average	30.0	0.0	32.2	0.0	46.1
At March 31, 2017	30.6	0.0	34.3	0.0	47.4

(1)	Total for “Maximum,” “Minimum,” and “Daily average” represent the maximum, minimum and daily average of the total of the banking book.

(ii)	Strategic Equity Investment

Equities risk
(In billions)
For the fiscal year ended March 31, 2018:
SMBC Consolidated
Maximum	¥1,622.9
Minimum	1,309.8
Daily average	1,456.6
At March 31, 2018	1,389.4

SMFG Consolidated
Maximum	¥1,855.9
Minimum	1,488.1
Daily average	1,664.2
At March 31, 2018	1,603.6

Equities risk
(In billions)
For the fiscal year ended March 31, 2017:
SMBC Consolidated
Maximum	¥1,421.0
Minimum	1,146.2
Daily average	1,303.7
At March 31, 2017	1,361.8

SMFG Consolidated
Maximum	¥1,603.9
Minimum	1,272.8
Daily average	1,460.5
At March 31, 2017	1,544.5

Stress tests

The market occasionally undergoes extreme fluctuations that exceed projections. Therefore, to manage market risk, it is important to run simulations of situations that may occur only once in many years, or so-called stress tests. To prepare for unexpected market swings, the SMBC Group performs stress tests on a monthly basis based on various scenarios.

The limitations of the VaR methodology include the following:

•	The use of historical data as a proxy for estimating future events may underestimate the probability of extreme market movements. Past market movement is not necessarily a good indicator of future events;

•	The use of a holding period assumes that all positions can be liquidated or hedged in that period of time. This assumption does not fully capture the market risk arising during periods of illiquidity, when liquidation or hedging in that period of time may not be possible;

•	The use of a confidence level neither takes account of, nor makes any statement about, any losses that might occur beyond this level of confidence; and

•	VaR does not capture all of the complex effects of the risk factors on the value of positions and portfolios and could underestimate potential losses.

Additional information for the certain risks

(a)	Interest rate risk

To supplement the above limitations of VaR methodologies, the SMBC Group adopts various indices to measure and monitor the sensitivity of interest rates, including delta, gamma and vega risks. The SMBC Group considers BPV as one of the most significant indices to manage interest rate risk. BPV is the amount of change in the value to the banking and trading book as a result of a one-basis-point (0.01%) movement in interest rates. The principal SMBC Group companies use BPV to monitor interest rate risk, not only on a net basis, but also by term to prevent the concentration of interest rate risk in a specific period. In addition, as previously addressed, the SMBC Group enhances the risk management methods of VaR and BPV by using them in combination with back-testing and stress tests.

Interest rate risk substantially changes depending on the method used for recognizing the expected maturity dates of demand deposits that can be withdrawn at any time, or the method used for estimating the timing of cancellation prior to maturity of time deposits and consumer housing loans. At SMBC, the maturity of demand deposits that are expected to be left with the bank for a prolonged period is regarded to be, at the longest, five years (2.5 years on average), and the cancellation prior to maturity of time deposits and consumer housing loans is estimated based on historical data.

Based on the new standards for interest rate risk in the banking book issued by the Basel Committee on Banking Supervision (“BCBS”) in April 2016, the FSA revised the related regulatory guidelines pertaining to monitoring of interest rate risks in the banking book in December 2017. The revised disclosure requirements with respect to the changes in economic value of equity (“ΔEVE”) in the banking book as a result of interest rate shocks have been applied from March 31, 2018. ΔEVE is defined as a decline in economic value as a result of an interest rate shock. It is calculated by multiplying the interest rate sensitivity (excluding credit spread) and interest rate change. The FSA implements a “materiality test” to identify banks taking excessive interest rate risks. Under the materiality test, the FSA monitors the ratio of ΔEVE to Tier 1 capital based on a set of prescribed interest rate shock scenarios. The threshold applied by the FSA is 15% and the ratios for SMBC and SMFG on a consolidated basis at March 31, 2018 were 4.8% and 4.2%, respectively.

Under the related regulatory guidelines prior to the revisions pertaining to monitoring of interest rate risks in the banking book published by FSA in December 2017, a bank would fall into the category of “outlier bank,” as stipulated under Pillar 2 of the Basel Capital Accord, in the event the economic value of that bank declines by more than 20% of total capital as a result of interest rate shocks. This ratio, known as the outlier ratio, was 1.5% for SMBC on a consolidated basis at March 31, 2017, substantially below the 20% criterion. The decline in economic value based on the outlier framework of SMBC on a consolidated basis is shown in the following table.

At March 31, 2017
(In billions, except percentages)
SMBC Consolidated
Total	¥150.5
Impact of yen interest rates	77.2
Impact of U.S. dollar interest rates	50.8
Impact of euro interest rates	8.8
Percentage of total capital	1.5%

Note:	Decline in economic value is the decline of the present value of a banking portfolio after interest rate shocks (1st and 99th percentile of observed interest rate changes using aone-year holding period and an observation period of five years).

(b)	Foreign exchange risk

The principal SMBC Group companies set risk limits for each currency to manage the concentration of the foreign currency position. The foreign exchange risk is immaterial as shown above in VaR by risk category.

(c)	Strategic equity investment risk

The SMBC Group establishes limits on allowable risk for strategic equity investments and monitors the observance of those limits to keep stock price fluctuation risk within acceptable parameters. The SMBC Group has been reducing its strategic equity investments, and the balance is within a permitted level, which is less than 100% of the SMBC Group’s Tier 1 Capital.

Liquidity risk management methods

The SMBC Group regards liquidity risk as one of the major risks. The SMBC Group manages liquidity risk based on a framework consisting of setting upper limits for “funding gaps,” maintaining high-quality liquid assets in line with the SMBC Group’s risk appetite and establishing contingency plans.

A funding gap is defined as a maturity mismatch between a source of funds and the use of funds. The SMBC Group actively manages this funding gap by setting limits on the size of gaps over a given time horizon and limiting reliance on short-term funding. These limits are established on both an SMBC Group company basis and individual branch basis, taking into account cash management planning, systemic factors, and funding status, among other factors. Additionally, funding gap limits are set for individual currencies if necessary. The SMBC Group actively monitors funding gaps on a daily basis. Further, stress tests are regularly carried out by simulating the impact triggered, for example, by the outflow of deposits or having difficulties in funding from money markets, in order to thoroughly comprehend the amount required to fund when the liquidity risk is realized. The SMBC Group also monitors quantitative indicators of the levels of risk exposure to be assumed, such as Liquidity Coverage Ratio. In addition, SMBC, the SMBC Group’s major banking subsidiary, establishes quantitative alert system based on early warning indicators to detect liquidity risks promptly and systematically. Additionally, funding liquidity is maintained by holding assets, such as central bank reserves and government bonds which can be immediately converted to cash, in line with the SMBC Group’s risk appetite, in order to smoothly raise the required funds even during market disruption.

Furthermore, contingency plans are developed at each SMBC Group company to respond to the liquidity risk when being realized, by creating detailed action plans such as lowering the upper limit for the funding gap, depending on the existing situation (i.e. normal, concerned, or critical) and the respective circumstances.

Maturity analysis of financial liabilities at March 31, 2018 and 2017

The following tables show a maturity analysis of the contractual undiscounted cash flows for financial liabilities at March 31, 2018 and 2017. The amount of interest on debt instruments is not included in the maturity tables below due to its insignificance.

	At March 31, 2018
	On demand	Not later than three months	Later than three months and not later than one year	Later than one year and not later than three years	Later than three years and not later than five years	Later than five years	Total
	(In millions)
Non-derivative financial instruments:
Deposits	¥79,239,076	¥31,907,636	¥12,755,005	¥3,189,790	¥701,374	¥654,717	¥128,447,598
Call money and bills sold	47,942	1,141,653	1,334	—	—	—	1,190,929
Repurchase agreements and cash collateral on securities lent	20,833	12,001,760	—	—	—	—	12,022,593
Trading liabilities	2,143,899	—	—	—	—	—	2,143,899
Borrowings	61,205	435,708	6,765,228	601,326	652,481	2,126,169	10,642,117
Debt securities in issue	—	2,407,601	950,334	1,818,271	2,185,578	3,227,737	10,589,521
Lease payable	—	683	1,884	2,999	1,665	3,086	10,317
Other financial liabilities	2,554,069	4,129,478	4,342	139	—	3,014	6,691,042
Off balance sheet items:
Loan commitments	60,107,128	—	—	—	—	—	60,107,128
Financial guarantee contracts	8,426,245	—	—	—	—	—	8,426,245

Total non-derivative financial instruments	¥152,600,397	¥52,024,519	¥20,478,127	¥5,612,525	¥3,541,098	¥6,014,723	¥240,271,389

Derivative financial instruments	¥3,498,016	¥—	¥—	¥—	¥—	¥—	¥3,498,016

	At March 31, 2017
	On demand	Not later than three months	Later than three months and not later than one year	Later than one year and not later than three years	Later than three years and not later than five years	Later than five years	Total
	(In millions)
Non-derivative financial instruments:
Deposits	¥76,476,402	¥32,358,045	¥16,420,032	¥3,303,700	¥961,405	¥755,341	¥130,274,925
Call money and bills sold	30,563	2,052,776	362	4,319	—	—	2,088,020
Repurchase agreements and cash collateral on securities lent	1,902	9,414,026	8,578	—	—	—	9,424,506
Trading liabilities	2,071,584	—	—	—	—	—	2,071,584
Borrowings	69,370	926,538	6,960,401	868,247	949,406	2,364,402	12,138,364
Debt securities in issue	—	3,205,952	1,422,649	1,527,880	2,213,439	2,806,492	11,176,412
Lease payable	—	7,042	20,859	48,550	30,408	6,129	112,988
Other financial liabilities	2,223,233	4,863,181	11,397	14,966	12,458	75,902	7,201,137
Off balance sheet items:
Loan commitments	62,357,210	—	—	—	—	—	62,357,210
Financial guarantee contracts	7,924,711	—	—	—	—	—	7,924,711

Total non-derivative financial instruments	¥151,154,975	¥52,827,560	¥24,844,278	¥5,767,662	¥4,167,116	¥6,008,266	¥244,769,857

Derivative financial instruments	¥3,889,694	¥—	¥—	¥—	¥—	¥—	¥3,889,694

Notes:

1.	Embedded derivatives which are separately accounted for, but presented together with the host contract in the consolidated statement of financial position are not included in the contractual tables above as they relate to the interest cash flow of the host contract, which are also not included in the tables above.
2.	Derivative financial instruments are recorded at fair value and included in the column “On demand.” These instruments are not used for hedging under IAS 39 and the fair value represents the cash flow on demand.

Balance of loans and advances, and deposits at March 31, 2018 and 2017

The following table presents the balance of loans and advances, and deposits at March 31, 2018 and 2017. The balance of deposits, which was mainly composed of individual customer deposits at March 31, 2018 and 2017, exceeded the balance of loans and advances at the same time due to the stable deposit base in Japan.

	At March 31,
	2018	2017
	(In millions)
Loans and advances	¥85,129,070	¥95,273,845
Deposits	128,461,527	130,295,290

The following table presents a breakdown of deposits by domestic and foreign offices. Domestic inter-bank money was classified as “Call money and bills sold” and not included in “Deposits” in the consolidated statement of financial position. Over half of domestic deposits was composed of individual customer deposits.

	At March 31,
	2018	2017
	(In millions)
Domestic offices:
Non-interest-bearing demand deposits	¥ 20,370,064	¥ 18,737,973
Interest-bearing demand deposits	49,580,166	48,879,089
Deposits at notice	855,978	1,066,201
Time deposits	18,185,591	22,269,409
Negotiable certificates of deposit	5,408,021	6,021,236
Others	7,338,619	7,290,869

Total domestic offices	101,738,439	104,264,777

Foreign offices:
Non-interest-bearing demand deposits	1,241,450	1,115,579
Interest-bearing demand deposits	2,574,099	2,402,906
Deposits at notice	9,499,686	9,264,068
Time deposits	7,469,541	7,256,466
Negotiable certificates of deposit	5,812,264	5,859,702
Others	126,048	131,792

Total foreign offices	26,723,088	26,030,513

Total deposits	¥128,461,527	¥130,295,290

Capital Management

The SMBC Group manages its capital by taking into consideration regulatory compliance and business development.

The SMBC Group’s capital management objectives are to maintain sufficient capital resources to meet the capital adequacy requirements and to maintain a strong capital base to support the development of its business.

External regulatory capital requirement

The SMBC Group, the Company and its principal banking subsidiaries in Japan rigidly abide by the capital adequacy guidelines set by the FSA in managing its capital. Japan’s capital adequacy guidelines are based on the Basel Capital Accord, which was proposed by the BCBS for uniform application to all banks which have international operations in industrialized countries. Japan’s capital adequacy guidelines may be different from those of central banks or supervisory bodies of other countries because the FSA designed them to suit the Japanese banking environment. The SMBC Group’s banking subsidiaries outside of Japan are also subject to the local capital ratio requirements.

In December 2010, the BCBS published the new Basel III rules text to implement the Basel III framework, which sets out higher and better-quality capital, better risk coverage, the introduction of a leverage ratio as a backstop to the risk-based requirement, measures to promote the build-up of capital that can be drawn down in periods of stress, and the introduction of two global liquidity standards. The main measures of the minimum capital requirements in the Basel III framework began on January 1, 2013 and will be fully applied from January 1, 2019.

These capital reforms increase the minimum common equity requirement from 2% to 4.5% and require banks to hold a capital conservation buffer, which started to be phased in from January 2016 with the initial ratio of 0.625% and will reach 2.5% by January 2019, to withstand future periods of stress, bringing the total common equity requirement to 7%. The Tier 1 capital requirement was also increased from 4% to 6%, resulting in a total requirement of 8.5% when combined with the above-mentioned conservation buffer. The total capital requirement remains at the existing level of 8% but will increase to 10.5% by January 2019 due to the capital conservation buffer. Furthermore, a countercyclical buffer within a range of 0% to 2.5% of common equity or other fully loss-absorbing capital has been implemented according to national circumstances. The Group of Central Bank Governors and Heads of Supervision (the “GHOS”) also agreed on transitional arrangements for implementing the new requirements.

In addition to the above-mentioned minimum capital requirements and capital buffer requirements under Basel III, organizations identified by the Financial Stability Board (“FSB”) as Global Systemically Important Banks (“G-SIBs”), which includes the SMBC Group, are required to maintain an additional 1% to 2.5% of Common Equity Tier 1 capital as a percentage of risk-weighted assets, which is commonly referred to as the G-SIB capital surcharge, based on the organization’s size, interconnectedness, substitutability, complexity and cross-jurisdictional activity as determined by the FSB. The amount of G-SIB capital surcharge that applies to the SMBC Group based on the FSB’s determination will be 1% of risk-weighted assets when the requirements are fully applied from 2019. Under the phase-in arrangement for the G-SIB capital surcharge, the SMBC Group is currently required to maintain 0.75% of Common Equity Tier 1 capital as a percentage of risk-weighted assets.

To reflect the Basel III framework, the FSA changed its capital adequacy guidelines. Under the FSA capital adequacy guidelines, the new capital requirements are being phased in from March 31, 2013 through March 31, 2019. The minimum Common Equity Tier 1 capital requirement and Tier 1 capital requirement have been 4.5% and 6%, respectively since March, 2015. The capital conservation buffer, countercyclical buffer and the G-SIBcapital surcharge started to be phased in from March 31, 2016 under the FSA capital adequacy guidelines.

In accordance with the changes of the FSA capital adequacy guidelines, the SMBC Group changed its classification of capital into three tiers, referred to as Common Equity Tier 1 capital, Additional Tier 1 capital and Tier 2 capital as follows:

Common Equity Tier 1 capital consists primarily of capital stock, capital surplus and retained earnings relating to common shares, and non-controlling interests that meet the criteria for inclusion in Common Equity Tier 1 capital.

Additional Tier 1 capital consists primarily of preferred securities and perpetual subordinated bonds.

Tier 2 capital consists primarily of subordinated debt securities.

The capital adequacy guidelines permit Japanese banks to choose from the standardized approach (“SA”), the foundation Internal Ratings-Based (“IRB”) approach and the advanced IRB approach for credit risk, and the basic indicator approach (“BIA”), the standardized approach (“TSA”) and the Advanced Measurement Approach (“AMA”) for operational risk. To be eligible to adopt the foundation IRB approach or the advanced IRB approach for credit risk, and TSA or AMA for operational risk, a Japanese bank must establish advanced risk management systems and receive prior approval from the FSA.

Adopting these approved approaches, the SMBC Group sets a target minimum total capital ratio of 8.0% on the SMBC Group’s consolidated basis, and both SMBC consolidated and nonconsolidated basis, and has complied with all externally imposed capital requirements throughout the period.

Failure of a Japanese bank, bank holding company or other financial institution to maintain the required risk-weighted capital ratios, may result in administrative actions or sanctions imposed by the FSA.

Regulatory capital

The table below presents the SMBC Group’s total capital ratio, total capital and risk-weighted assets under Japanese GAAP at March 31, 2018 and 2017 based on the Basel III rules.

	At March 31,
	2018	2017
	(In billions, except percentages)
SMFG Consolidated:
Total risk-weighted capital ratio	19.36%	16.93%
Tier 1 risk-weighted capital ratio	16.69%	14.07%
Common Equity Tier 1 risk-weighted capital ratio	14.50%	12.17%
Total capital (Common Equity Tier 1 capital + Additional Tier 1 capital + Tier 2 capital)	¥12,304.1	¥11,973.7
Tier 1 capital (Common Equity Tier 1 capital + Additional Tier 1 capital)	10,610.2	9,946.2
Common Equity Tier 1 capital	9,217.4	8,608.5
Risk-weighted assets	63,540.3	70,683.5
The amount of minimum total capital requirements(1)	5,083.2	5,654.7

(1)	The amount of minimum total capital requirements is calculated by multiplying risk-weighted assets by 8%.